Exhibit 99.1

THE SHERWIN-WILLIAMS COMPANY AND VALSPAR RECEIVE SECOND REQUEST FROM FTC UNDER HSR ACT

Request Fully Anticipated as Part of Routine Regulatory Process

Companies Continue to Expect the Transaction to Close by the End of Q1 Calendar Year 2017

CLEVELAND, OH and MINNEAPOLIS, MN – May 11, 2016 – The Sherwin-Williams Company (NYSE: SHW) and The Valspar Corporation (NYSE: VAL) today announced that, as expected, the companies have each received a request for additional information and documentary material (a “Second Request”) from the United States Federal Trade Commission (“FTC”) in connection with Sherwin-Williams’ pending acquisition of Valspar. The Second Request was issued under notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). This Second Request is a common part of the regulatory process in connection with the FTC’s review.

The transaction, which was announced on March 20, 2016, is subject to approval of Valspar’s shareholders and satisfaction of other customary closing conditions, including expiration or termination of the waiting period under the HSR Act. The effect of the Second Request is to extend the waiting period imposed by the HSR Act until 30 days after Sherwin-Williams and Valspar have substantially complied with the request, unless that period is extended voluntarily by the parties or terminated sooner by the FTC. Sherwin-Williams and Valspar are cooperating fully with the FTC staff and continue to expect the transaction will close by the end of Q1 calendar year 2017. Given the complementary nature of the businesses and the benefits this transaction will provide to customers, Sherwin-Williams and Valspar continue to believe that no or minimal divestitures should be required to complete the transaction.

About The Sherwin-Williams Company

Founded in 1866, The Sherwin-Williams Company is a global leader in the manufacture, development, distribution, and sale of coatings and related products to professional, industrial, commercial, and retail customers. The company manufactures products under well-known brands such as Sherwin-Williams®, HGTV HOME® by Sherwin-Williams, Dutch Boy®, Krylon®, Minwax®, Thompson’s® Water Seal®, and many more. With global headquarters in Cleveland, Ohio, Sherwin-Williams® branded products are sold exclusively through a chain of more than 4,100 company-operated stores and facilities, while the company’s other brands are sold through leading mass merchandisers, home centers, independent paint dealers, hardware stores, automotive retailers, and industrial distributors. The Sherwin-Williams Global Finishes Group distributes a wide range of products in more than 115 countries around the world. For more information, visit www.sherwin.com.

About Valspar

Valspar is a global leader in the coatings industry providing customers with innovative, high-quality products and value-added services. Our 11,000 employees worldwide deliver advanced coatings solutions with best-in-class appearance, performance, protection and sustainability to customers in more than 100 countries. Valspar offers a broad range of superior coatings products for the consumer market, and highly-engineered solutions for the construction, industrial, packaging and transportation markets. Founded in 1806, Valspar is headquartered in Minneapolis. Valspar’s reported net sales in fiscal 2015 were $4.4 billion and its shares are traded on the New York Stock Exchange (symbol: VAL). For more information, visit www.valspar.com and follow @valspar on Twitter.

Additional Information and Where to Find it

Valspar has filed with the SEC a preliminary proxy statement in connection with the contemplated transactions. The definitive proxy statement will be sent or given to Valspar stockholders and will contain important information about the contemplated transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT (INCLUDING THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE. Investors and security holders may obtain a free copy of the preliminary proxy statement and the definitive proxy statement (when it is available) and other documents filed with the SEC at the SEC’s website at www.sec.gov.

Certain Information Concerning Participants

Valspar and Sherwin-Williams and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Valspar investors and security holders in connection with the contemplated transactions. Information about Valspar’s directors and executive officers is set forth in its proxy statement for its 2016 Annual Meeting of Stockholders and its most recent annual report on Form 10-K.

Information about Sherwin-Williams’ directors and executive officers is set forth in its proxy statement for its 2016 Annual Meeting of Stockholders and its most recent annual report on Form 10-K. These documents may be obtained for free at the SEC’s website at www.sec.gov. Additional information regarding the interests of participants in the solicitation of proxies in connection with the contemplated transactions is included in the preliminary proxy statement and will be included in the proxy statement that Valspar intends to file with the SEC.

Cautionary Statement Regarding Forward-Looking Information

This communication contains forward-looking information about Valspar, Sherwin-Williams and the proposed transaction. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “intend” or “anticipate” or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of Valspar and its subsidiaries. Valspar and Sherwin-Williams caution readers not to place undue reliance on these statements. These forward-looking statements are subject to a variety of risks and uncertainties. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks and uncertainties include the following: the failure to obtain Valspar stockholder approval of the proposed transaction; the possibility that the closing conditions to the contemplated transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the transaction or the possibility of non-consummation of the transaction; the potential for regulatory authorities to require divestitures in connection with the proposed transaction and the possibility that Valspar stockholders consequently receive $105 per share instead of $113 per share; the occurrence of any event that could give rise to termination of the merger agreement; the risk that stockholder litigation in connection with the contemplated transactions may affect the timing or occurrence of the contemplated transactions or result in significant costs of defense, indemnification and liability; risks inherent in the achievement of cost synergies and the timing thereof; risks related to the disruption of the transaction to Valspar and its management; the effect of announcement of the transaction on Valspar’s ability to retain and hire key personnel and maintain relationships with customers, suppliers and other third parties; fluctuations in the availability and prices of raw materials; difficult global economic and capital markets conditions; risks associated with revenues from foreign markets; interruption, failure or compromise of Valspar’s information systems; and changes in the legal and regulatory environment. These risks and others are described in greater detail in Valspar’s Annual

Report on Form 10-K for the fiscal year ended October 30, 2015, as well as in Valspar’s Quarterly Reports on Form 10-Q and other documents filed by Valspar with the SEC after the date thereof. Valspar and Sherwin-Williams make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

CONTACTS

For The Sherwin-Williams Company

Investor Relations Contact:

Bob Wells

Senior Vice President, Corporate Communications and Public Affairs

Sherwin-Williams

(216) 566-2244

rjwells@sherwin.com

Media Contacts:

Mike Conway

Director, Corporate Communications

Sherwin-Williams

(216) 515-4393

mike.conway@sherwin.com

OR

Sard Verbinnen & Co

Jim Barron / Jared Levy / Patrick Scanlan

(212) 687-8080

For Valspar

Investor Contact:

Bill Seymour

Vice President, Finance and Investor Relations

(612) 656-1328

william.seymour@valspar.com

Media Contacts:

Kimberly A. Welch

Vice President, Communications

(612) 656-1347

kim.welch@valspar.com

OR

Joele Frank, Wilkinson Brimmer Katcher

Matthew Sherman / Tim Lynch / Joseph Sala

(212) 355-4449

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